Exhibit 32.1

DIVALL INSURED INCOME PROPERTIES 2

LIMITED PARTNERSHIP

Certification of Periodic Financial Report

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned principal executive officer and principal financial officer of Divall Insured Income Properties 2 Limited Partnership (the “Company”) certify that the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2014	By:	/s/ Lynette L. DeRose
Chief Financial Officer of the Partnership (principal financial officer of the registrant)

	By:	/s/ Bruce A. Provo
President, and Chief Executive Officer of the Provo Group, Inc., the General Partnerof the Partnership (principal executive officer of the registrant)

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.